Pioneer Fund VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares
Class II Shares
Prospectus, May 1, 2023
Contents
Portfolio summary	1
More on the portfolio’s investment objectives and strategies	9
More on the risks of investing in the portfolio	12
Management	20
Pricing of shares	22
Shareholder information	23
Distributions and taxes	26
Financial highlights	27
Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

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Portfolio summary
Investment objectives
Reasonable income and capital growth.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio. Your costs would be higher if fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option were included. Please consult your insurance company’s separate account prospectus or disclosure document for more information.
Annual portfolio operating expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class II
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.11%	0.11%
Total Annual Portfolio Operating Expenses	0.76%	1.01%
Example
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio’s total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Number of years you own your shares (with or without redemption)
	1	3	5	10
Class I	$78	$243	$422	$942
Class II	$103	$322	$558	$1,236
Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 53% of the average value of the portfolio.
Principal investment strategies
The portfolio invests in a broad group of carefully selected securities that the portfolio's adviser believes are reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests predominantly in equity securities. For purposes of the portfolio's investment policies, equity securities include common stocks and other equity instruments, such as securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.
The portfolio primarily invests in securities of U.S. issuers. The portfolio may invest up to 15% of its total assets in securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.
The portfolio may invest up to 15% of its net assets in REITs.
The portfolio may invest in initial public offerings of equity securities. The portfolio may also invest in investment grade and below investment grade debt securities (known as “junk bonds”).

Portfolio summary
The portfolio may, but is not required to, use derivatives. The portfolio may use derivatives, such as stock index futures and options, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio may also hold cash or other short-term investments.
The portfolio's investment adviser uses a value approach to select the portfolio's investments to buy and sell. Using this investment style and environmental, social and corporate governance (ESG) analysis described below, the adviser seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. In selecting securities, the adviser considers a security's potential to provide a reasonable amount of income. The adviser focuses on the quality and price of individual issuers.
The adviser integrates ESG analysis into its investment process by focusing on companies with sustainable business models and evaluating ESG-related risks as part of its research recommendations. When evaluating an issuer as an investment opportunity, the adviser considers ESG information in the context of the issuer’s respective sector or industry. In addition to making its own ESG evaluations, the adviser considers ESG ratings (where available) provided by third parties or internal sources. The adviser considers these ratings as part of the investment decision making process, including in seeking to avoid investing in companies that present the most ESG risk, as indicated by the ratings, which may impact the issuer’s ability to generate long-term value for its shareholders. When selecting investments, the adviser generally does not consider as eligible investments those companies that, in the judgment of the adviser, have lower ESG ratings, relative to other companies both within the relevant industry and within the applicable universe of companies, subject to exception where one or more ratings, in the judgment of the adviser, do not reflect a company’s ESG attributes. The portfolio generally will not invest in companies significantly involved in certain business activities, including but not limited to, the production of alcohol, tobacco products and certain controversial military weapons, and the operation of thermal coal mines and gambling casinos and other gaming businesses.
The adviser generally will not invest portfolio assets in (i) companies that the adviser determines have significant involvement in the manufacturing of complete tobacco products, (ii) companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs, (iii) companies with involvement in the production or sale of nuclear weapons, (iv) companies developing or planning to develop new thermal coal capacities, companies generating more than 20% of their revenue from thermal coal mining extraction, companies with annual thermal coal extraction of 70MT or more without intention to reduce, or companies with revenue in thermal coal mining extraction and thermal coal power generation that exceeds 50% of their revenue, or (v) issuers that violate, repeatedly and seriously, one or more of the ten principles of the UN Global Compact, without credible corrective action.
Principal risks of investing in the portfolio
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.
Market risk. The market prices of securities or other assets held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the portfolio's securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. The fallout from the COVID-19 pandemic and subsequent variants of COVID-19, and the long-term impact on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets; reduced liquidity of many instruments; and disruptions to supply chains, consumer demand and employee availability, may continue for some time.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the portfolio's investments, impair the portfolio's ability to satisfy redemption requests, and negatively impact the portfolio’s performance. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the portfolio invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China, or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The U.S. government has prohibited U.S. persons, such as the portfolio, from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the portfolio's opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the portfolio's assets may go down.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia's military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the portfolio’s investments may be negatively affected. The portfolio may experience a substantial or complete loss on any security or derivative position.

Portfolio summary
Value style risk. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market. A value stock may not increase in price as anticipated by the adviser if other investors fail to recognize the company's value and bid up the price or the factors that the adviser believes will increase the price of the security do not occur or do not have the anticipated effect.
Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region, market segment or industry, or about an investment strategy, may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and information used by the adviser.
ESG risk. The portfolio’s adviser considers ESG factors in making investment decisions. Excluding specific issuers limits the universe of investments available to the portfolio as compared with other funds that do not consider ESG factors, which may mean forgoing some investment opportunities available to funds that do not consider ESG factors. Accordingly, the portfolio may underperform other funds that do not utilize an investment strategy that considers ESG factors. However, the strategy of seeking to identify companies with sustainable business models is believed to provide potential return and risk benefits, including the selection of issuers with fewer ESG-related risks. In considering ESG factors, the portfolio’s adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased.
Risks of investments in real estate related securities. Investments in real estate securities are affected by economic conditions, interest rates, governmental actions and other factors. In addition, investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Mortgage REITs are particularly subject to interest rate and credit risks. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.
Risks of warrants and rights. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the portfolio loses any amount it paid for the warrant. The failure to exercise subscription rights to purchase common shares would result in the dilution of the portfolio’s interest in the issuing company.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Also, the market prices of preferred stocks are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Generally, under normal circumstances, preferred stocks do not carry voting rights. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than other securities. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. The purchase of IPO shares may involve high transaction costs.
Risks of investment in other funds. Investing in other investment companies, including other funds managed by the adviser, subjects the portfolio to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the portfolio will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses. ETFs and closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to the ETF’s or closed-end fund’s net asset value. Such funds may trade at a discount for an extended period and may not ever realize their net asset value.

Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio. Junk bonds have a higher risk of default or are already in default and are considered speculative.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the portfolio's investments.
Sanctions or other government actions against certain countries could negatively impact the portfolio’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets. China and other developing market countries may be subject to considerable degrees of economic, political and social instability. The U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy. In addition, China's long-running conflict over Taiwan's sovereignty, border disputes with many neighbors and historically strained relations with other Asian countries could result in military conflict that could adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Russia has taken retaliatory actions, including preventing repatriation of capital by U.S. and other investors. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. The U.S. and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain portfolio investments, on portfolio performance and the value of an investment in the portfolio.
Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.

Portfolio summary
Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of, or inability to enforce, those rights.
Derivatives risk. Using stock index futures and options and other derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations. New derivatives regulations require the portfolio, to the extent it uses derivatives to a material extent, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the portfolio to pursue its investment strategies and may not be effective to mitigate the portfolio's risk of loss from derivatives.
Valuation risk. The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Liquidity risk. Some securities and derivatives held by the portfolio may be or become impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. Illiquid securities and derivatives also may be difficult to value. If the portfolio is forced to sell an illiquid asset or unwind a derivatives position to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.
Redemption risk. The portfolio may experience heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.
Cybersecurity risk. Cybersecurity failures by and breaches of the portfolio’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt portfolio operations, interfere with the portfolio’s ability to calculate its NAV, prevent portfolio shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the portfolio or their investment in the portfolio, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the portfolio and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.

Expense risk. Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual portfolio operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.
Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.
An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The portfolio's past performance
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I and Class II shares of the portfolio over time and compares these returns to the returns of the Standard & Poor’s 500 Index (the S&P 500), a broad-based measure of market performance that has characteristics relevant to the portfolio’s investment strategies.
The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.
The portfolio's past performance does not necessarily indicate how it will perform in the future.
Annual return Class I Shares (%)
(Year ended December 31)

For the period covered by the bar chart:
	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	20.04%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-17.31%	04/01/2022 to	06/30/2022
Average annual total return (%)
(for periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class I	-19.50	10.62	12.59	7.82	10/31/1997
Class II	-19.68	10.35	12.32	6.28	05/01/2000
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	-18.11	9.42	12.56	7.85	10/31/1997

Portfolio summary
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Jeff Kripke, Senior Vice President of Amundi US (lead portfolio manager) (portfolio manager of the portfolio since 2015); John A. Carey, Managing Director and Director of Equity Income, U.S. of Amundi US (portfolio manager of the portfolio since 1997);
Craig Sterling, Managing Director, Director of Core Equity and Head of Equity
Research, U.S. of Amundi US (portfolio manager of the portfolio since 2019); and
James Yu, Senior Vice President and Portfolio Manager of Amundi US (portfolio manager of the portfolio since 2019)

Tax information
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company’s Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.
Payments to broker-dealers and other financial intermediaries
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.
In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company’s separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio’s investment objectives and strategies
Investment objectives
Reasonable income and capital growth.
The portfolio’s investment objectives may be changed without shareholder approval. The portfolio will provide at least 30 days’ written notice prior to implementing any change to its investment objectives.
Principal investment strategies
The portfolio invests in a broad group of carefully selected securities that the portfolio's adviser believes are reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests predominantly in equity securities. For purposes of the portfolio's investment policies, equity securities include common stocks and other equity instruments, such as securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.
The portfolio primarily invests in securities of U.S. issuers. The portfolio may invest up to 15% of its total assets in securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.
The portfolio may invest up to 15% of its net assets in REITs.
The portfolio may invest in initial public offerings of equity securities. The portfolio may invest in debt securities. The portfolio invests in debt securities when the adviser believes they are consistent with the portfolio's investment objectives of reasonable income and capital growth, to diversify the portfolio's portfolio or for greater liquidity. The portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as “junk bonds”), including below investment grade convertible debt securities.
Amundi Asset Management US, Inc. (“Amundi US” or the “adviser”), the portfolio's investment adviser, uses a value approach to select the portfolio's investments to buy and sell. Using this investment style and environmental, social and corporate governance (ESG) analysis described below, Amundi US seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Amundi US evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Amundi US employs fundamental research and an evaluation of the issuer based on its financial statements and operations. Amundi US also considers a security's potential to provide a reasonable amount of income. Amundi US relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Amundi US focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Amundi US looks for in selecting investments include:
•
Favorable expected returns relative to perceived risk
•
Above average potential for earnings and revenue growth
•
Low market valuations relative to earnings forecast, book value, cash flow and sales
•
A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale
•
Sustainable business practices, including through environmental, social and/or corporate governance (ESG) policies, practices or outcomes
Amundi US integrates ESG analysis into its investment process by focusing on companies with sustainable business models and evaluating ESG-related risks as part of its research recommendations. Environmental assessment categories typically include climate change, natural resource use, waste management and environmental opportunities. Social assessment categories typically include human capital, product safety and social opportunities. Governance assessment categories typically include corporate governance, business ethics and government and public policy. ESG-related concerns in one area might not automatically eliminate an issuer from being an eligible investment for the portfolio. In making ESG evaluations, Amundi US may consider whether an issuer’s ESG policies or practices are improving.

More on the portfolio’s investment objectives and strategies
When evaluating an issuer as an investment opportunity, the adviser considers ESG information in the context of the issuer’s respective sector or industry. In addition to making its own ESG evaluations, the adviser considers ESG ratings (where available) provided by third parties or internal sources. The adviser considers these ratings as part of the investment decision making process, including in seeking to avoid investing in companies that present the most ESG risk, as indicated by the ratings, which may impact the issuer’s ability to generate long-term value for its shareholders. When selecting investments, the adviser generally does not consider as eligible investments those companies that, in the judgment of the adviser, have lower ESG ratings, relative to other companies both within the relevant industry and within the applicable universe of companies, subject to exception where one or more ratings, in the judgment of the adviser, do not reflect a company’s ESG attributes. The portfolio generally will not invest in companies significantly involved in certain business activities, including but not limited to, the production of alcohol, tobacco products and certain controversial military weapons, and the operation of thermal coal mines and gambling casinos and other gaming businesses.
The adviser generally will not invest portfolio assets in:
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companies that the adviser determines have significant involvement in the manufacturing of complete tobacco products;
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companies engaged in (i) the production, sale or storage of chemical, biological and depleted uranium weapons, or (ii) the production, sale, storage of, or providing services for, antipersonnel mines and cluster bombs prohibited by the Ottawa and Oslo treaties;
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companies (i) with involvement in the production, sale or storage of nuclear weapons of countries that are non-parties to the Treaty on the Non-Proliferation of Nuclear Weapons, (ii) with involvement in the production of nuclear warheads and/or whole nuclear missiles; or (iii) that the adviser determines have significant involvement in the production or sale of nuclear weapons;
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companies (i) developing or planning to develop new thermal coal capacities along the entire value chain, (ii) generating more than 20% of their revenue from thermal coal mining extraction, (iii) with annual thermal coal extraction of 70MT or more without intention to reduce, or (iv) with revenue in thermal coal mining extraction and thermal coal power generation that exceeds 50% of their revenue; or
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issuers that violate, repeatedly and seriously, one or more of the ten principles of the UN Global Compact, without credible corrective action.
The portfolio’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the statement of additional information.
Non-U.S. investments
The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging + Frontier Markets Index.
Investments in REITs
REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including “sub-prime” mortgages, secured by real estate and derive their income from collection of interest.
Debt securities
The portfolio may invest in debt securities. Generally the portfolio may acquire debt securities that are investment grade, but the portfolio may invest in below investment grade debt securities (known as “junk bonds”) including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.

Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
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In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
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As a substitute for purchasing or selling securities
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To attempt to increase the portfolio’s return as a non-hedging strategy that may be considered speculative
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To manage portfolio characteristics (for example, exposure to various market segments)
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As a cash flow management technique
The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objectives.
Additional investment strategies and related risks
In addition to the principal investment strategies and related risks discussed in this prospectus, the portfolio may also use other techniques, including the following non-principal investment strategies and related risks.
Repurchase agreements
In a repurchase agreement, the portfolio purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The repurchase price is generally higher than the purchase price paid by the portfolio, with the difference being income to the portfolio. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Reverse repurchase agreements and borrowing
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1∕3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations.
Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

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Principal investment risks
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.
Market risk. The market prices of securities or other assets held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the portfolio's securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole.
Changes in market conditions may not have the same impact on all types of securities. The value of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. The fallout from the COVID-19 pandemic and subsequent variants of COVID-19, and the long-term impact on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets; reduced liquidity of many instruments; and disruptions to supply chains, consumer demand and employee availability, may continue for some time.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the portfolio's investments, impair the portfolio's ability to satisfy redemption requests, and negatively impact the portfolio's performance. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the portfolio invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The U.S. government has prohibited U.S. persons, such as the portfolio, from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the portfolio's opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the portfolio's assets may go down.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia's military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the portfolio’s investments may be negatively affected. The portfolio may experience a substantial or complete loss on any security or derivative position.
Value style risk. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market. A value stock may not increase in price as anticipated by the adviser if other investors fail to recognize the company's value and bid up the price or the factors that the adviser believes will increase the price of the security do not occur or do not have the anticipated effect.
Portfolio selection risk. The adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region, market segment or industry, or about an investment strategy, may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and information used by the adviser.
ESG risk. The portfolio’s adviser considers ESG factors in making investment decisions. Excluding specific issuers limits the universe of investments available to the portfolio as compared with other funds that do not consider ESG factors, which may mean forgoing some investment opportunities available to funds that do not consider ESG factors. Accordingly, the portfolio may underperform other funds that do not utilize an investment strategy that considers ESG factors. However, the strategy of seeking to identify companies with sustainable business models is believed to provide potential return and risk benefits, including the selection of issuers with fewer ESG-related risks. In considering ESG factors, the portfolio’s adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased.
Risks of investments in real estate related securities. The portfolio has risks associated with the real estate industry. Although the portfolio does not invest directly in real estate, it may invest in REITs and other equity securities of real estate industry issuers. These risks may include:
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The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
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Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
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The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
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A REIT in the portfolio's portfolio is, or is perceived by the market to be, poorly managed
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If the portfolio's real estate related investments are concentrated in one geographic area or property type, the portfolio will be particularly subject to the risks associated with that area or property type
REITs can generally be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest primarily in real property and derive income mainly from the collection of rents. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and derive income primarily from interest payments. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so-called “sub-prime” mortgages are particularly subject to this risk. Hybrid REITs invest both in real property and in mortgages.

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Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are subject to heavy cash flow dependency, defaults by mortgagors or other borrowers and tenants, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Such expenses are not shown in “Annual portfolio operating expenses” above.
Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.
Risks of warrants and rights. Warrants and rights give the portfolio the right to buy stock. A warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The portfolio has no obligation to exercise the warrant and buy the stock. A warrant has value only if the portfolio is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the portfolio loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
The portfolio may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares. The failure to exercise subscription rights to purchase common stock would result in the dilution of the portfolio’s interest in the issuing company. The market for such rights is not well developed and, accordingly, the portfolio may not always realize full value on the sale of rights.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Also, the market prices of preferred stocks are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Generally, under normal circumstances, preferred stocks do not carry voting rights. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than other securities. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. Information about the companies may be available for very limited periods. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the portfolio may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may lead to increased expenses to the portfolio, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

Risks of investment in other funds. Investing in other investment companies, including other funds managed by the adviser, subjects the portfolio to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the portfolio will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses. Exchange-traded funds (ETFs) and exchange-listed closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to the ETF’s or closed-end fund’s net asset value. Such funds may trade at a discount for an extended period and may not ever realize their net asset value.
Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:
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Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
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Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
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Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
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The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
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Economic, political, regulatory and social developments, military conflicts and sanctions, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, may adversely affect the securities markets
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It may be difficult for the portfolio to pursue claims or enforce judgments against a foreign bank, depository or issuer of a security, or any of their agents, in the courts of a foreign country
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The value of the portfolio’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Withholding and other non-U.S. taxes may decrease the portfolio's return. The value of the portfolio’s foreign investments also may be affected by U.S. tax considerations and restrictions in receiving investment proceeds from a foreign country
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Some markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries
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It is often more expensive for the portfolio to buy, sell and hold securities in certain foreign markets than in the U.S.
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A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms
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Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange
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A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the portfolio’s investments, particularly in euro-denominated securities and derivative contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries

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China and other developing market countries may be subject to considerable degrees of economic, political and social instability. Markets in China and other Asian countries are relatively new and undeveloped. China’s economic health is largely dependent upon exports, and may be dependent upon the economies of other Asian countries. Investments in Chinese and other Asian issuers could be adversely affected by changes in government policies, or trade or political disputes with major trading partners, including the U.S. China’s growing trade surplus with the U.S. has given rise to trade disputes and the imposition of tariffs. The U.S. has also restricted the sale of certain goods to China. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy. China's central government exercises significant control over China's economy and may intervene in the financial markets, such as by imposing trading restrictions, and investments in Chinese issuers could be adversely affected by changes in government policies. The Chinese economy could be adversely affected by supply chain disruptions. The effect of China's recent relaxation of its zero-COVID policy on China's economy and global supply chains may not be fully known for some time. An economic slowdown in China could adversely affect economies of other emerging market countries that trade with China, as well as companies operating in those countries. Economies of Asian countries and Asian issuers could be adversely affected by regional security threats. In addition, China's long-running conflict over Taiwan's sovereignty, border disputes with many neighbors and historically strained relations with other Asian countries could result in military conflict that could adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets
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If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities
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Sanctions or other government actions against certain countries could negatively impact the portfolio’s investments in securities that have exposure to those countries
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Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Russia has taken retaliatory actions, including preventing repatriation of capital by U.S. and other investors. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. The U.S. and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain portfolio investments, on portfolio performance and the value of an investment in the portfolio
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Circumstances that impact one country could have profound impacts on other countries and on global economies or markets
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Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic.
Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus.
Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of, or inability to enforce, those rights.
Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations, increases or decreases in the cost of medical products, services and patient care, shortages of skilled personnel and increased personnel costs, and product liability claims, among other factors. Many health care companies are heavily dependent on patent protection, and the expiration of a company's patent may adversely affect that company's profitability. Health care companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
Industries in the financials segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates, credit rating downgrades, decreased liquidity in credit markets, and general economic activity and are generally subject to extensive government regulation.
Industries in the telecommunications segment, such as telephone operating companies, may be significantly affected by changes in government regulation, intense competition for market share, changes in technology within the industry, dependency on patent protection, substantial capital requirements, changing consumer preferences, and overall economic conditions.
Industries in the materials segment, such as chemicals, construction materials, containers and packaging, metals and mining and paper and forest products, may be significantly affected by the level and volatility of commodity prices, currency rates, import controls and other regulations, labor relations, global competition and resource depletion.
Derivatives risk. Using stock index futures and options and other derivatives exposes the portfolio to special risks and costs and may result in losses to the portfolio, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gain when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio, especially in abnormal market conditions. Using derivatives can have a leveraging effect (which may increase investment losses) and increase the portfolio’s volatility, which is the degree to which the portfolio’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the portfolio’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. If changes in a derivative’s value do not correspond to changes in the value of the portfolio’s other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. The other parties to certain derivative transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The portfolio may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Use of derivatives or similar instruments may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The portfolio’s use of derivatives may also increase the amount of taxes payable by taxable shareholders. Risks associated with the use of derivatives are magnified to the extent that an increased portion of the portfolio’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The portfolio may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time.
The portfolio will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the portfolio to post margin and the broker may require the portfolio to post additional margin to secure the portfolio’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the portfolio to deposit larger amounts of margin. The portfolio may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the portfolio to terminate a derivatives position under certain circumstances. This may cause the portfolio to lose money. The portfolio's ability to use certain derivative instruments currently is limited by Commodity Futures Trading Commission rules.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets and creates a risk of loss

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of value on a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations. New derivatives regulations require the portfolio, to the extent it uses derivatives to a material extent, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the portfolio to pursue its investment strategies and may not be effective to mitigate the portfolio's risk of loss from derivatives.
Valuation risk. Many factors may influence the price at which the portfolio could sell any particular portfolio investment. The sales price may well differ – higher or lower – from the portfolio’s valuation of the investment, and such differences could be significant, particularly for illiquid securities and securities that trade in thin markets and/or markets that experience extreme volatility. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. The portfolio’s investments may be valued using fair value methodologies. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the portfolio determines its net asset value. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Liquidity risk. Liquidity risk is the risk that particular investments, or investments generally, may be or become impossible or difficult to purchase or sell. Although most of the portfolio’s securities and other investments must be liquid at the time of investment, securities and other investments may become illiquid after purchase by the portfolio, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Liquidity and value of investments can deteriorate rapidly. During times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities. When the portfolio holds illiquid investments, the portfolio may be harder to value, especially in changing markets. If the portfolio is forced to sell or unwind an illiquid investment to meet redemption requests or for other cash needs, or to try to limit losses, the portfolio may suffer a substantial loss or may not be able to sell at all. The portfolio may experience heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain securities and other investments, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.
Redemption risk. The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, or accelerate taxable gains or transaction costs, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the portfolio could hurt performance and/or cause the remaining shareholders in the portfolio to lose money. If one decision maker has control of portfolio shares owned by separate portfolio shareholders, including clients or affiliates of the portfolio’s adviser, redemptions by these shareholders may further increase the portfolio’s redemption risk. If the portfolio is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.
Cybersecurity risk. Cybersecurity failures by and breaches of the portfolio’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt portfolio operations, interfere with the portfolio’s ability to calculate its NAV, prevent portfolio shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the portfolio or their investment in the portfolio, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the portfolio and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The portfolio and its shareholders could be negatively impacted as a result.
Cash management risk. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to credit risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objectives.
Expense risk. Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual portfolio operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.
To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.
Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management
Investment adviser
Amundi Asset Management US, Inc. (“Amundi US”), the portfolio’s investment adviser, selects the portfolio’s investments and oversees the portfolio’s operations.
Amundi US is an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi Holdings US, Inc. Amundi, one of the world’s largest asset managers, is headquartered in Paris, France. As of December 31, 2022, Amundi had more than $2.03 trillion in assets under management worldwide. As of December 31, 2022, Amundi US (and its U.S. affiliates) had over $88 billion in assets under management.
Amundi US’s main office is at 60 State Street, Boston, Massachusetts 02109.
The firm’s U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.
Amundi US has received an order from the Securities and Exchange Commission that permits Amundi US, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Amundi US (an “unaffiliated subadviser”) or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Amundi US retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.
Portfolio management
Day-to-day management of the portfolio is the responsibility of Jeff Kripke (lead portfolio manager) (portfolio manager of the portfolio since 2015); John A. Carey (portfolio manager of the portfolio since 1997); Craig Sterling (portfolio manager of the portfolio since 2019); and James Yu (portfolio manager of the portfolio since 2019). Mr. Kripke, Mr. Carey, Mr. Sterling and Mr. Yu are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi US's affiliates.
Jeff Kripke, Senior Vice President of Amundi US, joined Amundi US in June 2015. Prior to joining Amundi US, Mr. Kripke was at Allianz Global Investors, where he was Co-CIO of the Disciplined Equity Group and a portfolio manager since 2014. Previously, Mr. Kripke was at Wellington Management Company from 2001–2013, where he was an associate partner and portfolio manager.
John Carey, Managing Director and Director of Equity Income, U.S. of Amundi US, joined Amundi US as an analyst in 1979.
Craig Sterling is a Managing Director, Director of Core Equity and Head of Equity Research, U.S. of Amundi US. He joined Amundi US in 2015. Prior to joining Amundi US, he was Managing Director and Global Head of Equity Research at EVA Dimensions LLC in New York, an independent equity research firm. Prior to June 2011, he served as a Director in the HOLT Group at Credit Suisse.
James Yu, Senior Vice President and Portfolio Manager of Amundi US, joined Amundi US in 2015. Prior to joining Amundi US, Mr. Yu was a Senior Research Analyst at Wells Capital Management, where he supported small-cap value and mid-cap value strategies. Mr. Yu has been an investment professional since 1995.
The portfolio’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the portfolio.
Management fee
The portfolio pays Amundi US a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio.
Amundi US’s annual fee is equal to 0.65% of the portfolio’s average daily net assets. The fee is accrued daily and paid monthly.
For the fiscal year ended December 31, 2022, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.65% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2022.
Distributor
Amundi Distributor US, Inc. is the portfolio's distributor. The portfolio compensates the distributor for its services. The distributor is an affiliate of Amundi US.
Distribution plan
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Amundi Distributor US, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges. The portfolio has not adopted a distribution plan for Class I shares.

Pricing of shares
Net asset value
The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open as of the close of regular trading (normally 4:00 p.m. Eastern time). On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the statement of additional information, a net asset value is not calculated. The portfolio’s most recent net asset value is available on the portfolio’s website, amundi.com/us.
The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods. Amundi US, the portfolio’s valuation designee, may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, a pricing matrix, or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.
To the extent that the portfolio invests in shares of other funds that are not traded on an exchange, such shares of other funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.
The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio’s shares may change on days when you will not be able to purchase or redeem portfolio shares.
Amundi US has been designated as the portfolio's valuation designee, with responsibility for fair valuation subject to oversight by the portfolio's Board of Trustees. When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Amundi US to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Amundi US to be unreliable, Amundi US uses other fair value methods to value the portfolio’s securities. Amundi US also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio’s net asset value is calculated. Because the portfolio may invest in securities rated below investment grade – some of which may be thinly traded and for which prices may not be readily available or may be unreliable – Amundi US may use fair value methods more frequently with respect to the portfolio’s investments than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio’s shares to differ from the net asset value that would be calculated only using market prices.
The prices used by Amundi US to value the portfolio’s securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Shareholder information
Additional payments to financial intermediaries
Amundi US and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Amundi US may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio’s shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.
Amundi US makes these additional payments (sometimes referred to as “revenue sharing”) to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Amundi US may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.
Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Amundi US determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Amundi US’s promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients’ accounts, Amundi US receives greater management and other fees due to the increase in the Pioneer funds’ assets.
In addition to these payments, Amundi US may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Amundi US to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary’s costs.
The compensation that Amundi US pays to financial intermediaries is discussed in more detail in the portfolio’s statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Amundi US, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.
Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company’s separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Amundi US’s opinion, they are of a size or frequency that would disrupt the management of the portfolio.
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company’s Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio’s Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at

Shareholder information
disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.
Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation §1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Amundi US for losses incurred by the portfolio or Amundi US as a result of such action.
Selling
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.
Under normal circumstances, the portfolio expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the portfolio’s investments, the portfolio may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, the portfolio could be forced to liquidate assets at inopportune times or at a loss or depressed value. The portfolio also may pay redemption proceeds using cash obtained through an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.
The portfolio may pay all or a portion of redemption proceeds by delivering securities (for example, if the portfolio reasonably believes that a cash redemption may have a substantial impact on the portfolio and its remaining shareholders). In that event, the portfolio generally may deliver a proportionate share of the securities owned by the portfolio, a redeeming shareholder may incur costs (such as brokerage commissions) in converting the securities into cash and the shareholder may receive less for the securities than the price at which they were valued for purposes of the redemption. Although shares of the portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
During periods of deteriorating or stressed market conditions, when an increased portion of the portfolio’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the portfolio may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available, or by giving securities.
Excessive trading
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio’s securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
•
The sale of shares of the portfolio within 30 days after the shares were purchased;
•
Two or more purchases and redemptions within a short period of time; or

•
A series of transactions that indicate a timing pattern or strategy.
The portfolio’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio’s shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under “Net asset value” in this prospectus.
While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.
The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company’s Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.
The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.
Under the Code, the portfolio’s dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.
In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio’s investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio’s shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company’s separate account prospectus and in the statement of additional information.
Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income other than net short- and long-term capital gains quarterly during March, June, September and December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights
The financial highlights table helps you understand the portfolio’s financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in Class I and Class II shares of the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report is included in the portfolio’s annual report along with the portfolio’s financial statements. The portfolio’s annual report is incorporated by reference in the statement of additional information and is available upon request.
Pioneer Fund VCT Portfolio
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class l
Net asset value, beginning of period	$19.80	$16.83	$14.95	$13.52	$18.29
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.10	0.05	0.11	0.16	0.18
Net realized and unrealized gain (loss) on investments	(4.02)	4.49	3.19	3.83	(0.24)
Net increase (decrease) from investment operations	$(3.92)	$4.54	$3.30	$3.99	$(0.06)
Distributions to shareowners:
Net investment income	(0.10)	(0.06)	(0.11)	(0.15)	(0.19)
Net realized gain	(2.73)	(1.51)	(1.31)	(2.41)	(4.52)
Total distributions	$(2.83)	$(1.57)	$(1.42)	$(2.56)	$(4.71)
Net increase (decrease) in net asset value	$(6.75)	$2.97	$1.88	$1.43	$(4.77)
Net asset value, end of period	$13.05	$19.80	$16.83	$14.95	$13.52
Total return(b)	(19.50)%	27.98%	24.28%	31.33%	(1.51)%(c)
Ratio of net expenses to average net assets	0.76%	0.79%	0.79%	0.82%	0.82%
Ratio of net investment income (loss) to average net assets	0.65%	0.28%	0.77%	1.08%	1.12%
Portfolio turnover rate	53%	87%	91%	70%	58%
Net assets, end of period (in thousands)	$94,581	$133,162	$116,401	$99,853	$84,375

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (1.55)%.
NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Financial highlights

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class ll
Net asset value, beginning of period	$19.97	$16.97	$15.06	$13.60	$18.35
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.06	0.01	0.08	0.12	0.14
Net realized and unrealized gain (loss) on investments	(4.05)	4.52	3.21	3.86	(0.24)
Net increase (decrease) from investment operations	$(3.99)	$4.53	$3.29	$3.98	$(0.10)
Distributions to shareowners:
Net investment income	(0.06)	(0.02)	(0.07)	(0.11)	(0.13)
Net realized gain	(2.73)	(1.51)	(1.31)	(2.41)	(4.52)
Total distributions	$(2.79)	$(1.53)	$(1.38)	$(2.52)	$(4.65)
Net increase (decrease) in net asset value	$(6.78)	$3.00	$1.91	$1.46	$(4.75)
Net asset value, end of period	$13.19	$19.97	$16.97	$15.06	$13.60
Total return(b)	(19.68)%	27.65%	23.96%	31.03%	(1.74)%(c)
Ratio of net expenses to average net assets	1.01%	1.04%	1.04%	1.07%	1.07%
Ratio of net investment income (loss) to average net assets	0.41%	0.03%	0.50%	0.83%	0.88%
Portfolio turnover rate	53%	87%	91%	70%	58%
Net assets, end of period (in thousands)	$20,657	$25,816	$18,162	$13,638	$11,237

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (1.78)%.
NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Notes

Pioneer Variable Contracts Trust
Pioneer Fund VCT Portfolio
You can obtain more free information about the portfolio by writing to Pioneer Funds, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio’s statement of additional information and shareowner reports, and to make other inquiries. The portfolio’s statement of additional information and shareowner reports are available, free of charge, on the Amundi US website at amund.com/us.
Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.
Statement of additional information
The statement of additional information provides more detailed information about the portfolio.
The statement of additional information, dated May 1, 2023, as may be amended from time to time, and filed with the Securities and Exchange Commission, is incorporated by reference into this prospectus.
The portfolio's shareowner reports, prospectus and statement of additional information are available on the Securities and Exchange Commission's EDGAR database on the Commission's Internet site at https://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
(Investment Company Act file no. 811-08786)

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